UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 25, 2003

                             STANDARD PACIFIC CORP.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      1-10959                    86-0077724
 (State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

            15326 Alton Parkway
            Irvine, California                                   92618
   (Address of Principal Executive Offices)                    (Zip Code)

       Registrant's telephone number, including area code: (949) 789-1600

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 9. Disclosure of Results of Operations and Financial Condition

      The following information is being furnished pursuant to Item 12 in accordance with Final Rule 33-8216.

      On July 25, 2003, Standard Pacific Corp. issued a press release announcing financial results for the quarter ended June 30, 2003 (the "Press Release"). Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Press Release.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

   Date: July 25, 2003

                                     STANDARD PACIFIC CORP.

                                     By:  /s/ Andrew H. Parnes
                                         ---------------------------------------
                                         Andrew H. Parnes
                                         Senior Vice President - Finance & Chief
                                         Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number                              Description

      99.1 Press Release reporting first quarter earnings for the period ended June 30, 2003.


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